SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 4, 2004
(Date of earliest event reported)

Commission File No. 1-6695

JO-ANN STORES, INC.

(Exact name of Registrant as specified in its charter)

Ohio	34-0720629
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5555 Darrow Road, Hudson, Ohio	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

Item 11. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1 Notice of Trading Blackout Period

Item 11. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

     On June 4, 2004, Jo-Ann Stores, Inc. announced that there will be a prohibition on trading in Jo-Ann securities for its executive officers and directors during a blackout period that is expected to begin on July 9 and end during the week of August 22, 2004. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JO-ANN STORES, INC.
(Registrant)

Date: June 4, 2004	By: /s/ Valerie Gentile Sachs
Name: Valerie Gentile Sachs
Title: Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice from Jo-Ann Stores, Inc., dated June 4, 2004.